Fees Summary	Nov. 29, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	265,463.6
Total Transaction Valuation	1,733,922,925.78
Total Offset Amount	0
Net Fee	$ 265,463.6